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                            THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND

                                  ANNUAL REPORT
                                  -------------
                                October 31, 1999

                             THIRD AVENUE VALUE FUND


Dear Fellow Shareholders:

On November 26, 1999, Third Avenue Value Fund ("TAVF," "Third Avenue" or the "Fund") distributed to shareholders of record as of November 24, 42.4(cent) per TAVF share, all of which distribution, whether received in cash or reinvested in TAVF Common Stock, represented long-term capital gains. We do not anticipate any further capital gains distributions for fiscal 1999; the Fund did not generate any investment income for tax purposes. Third Avenue management attempts to follow tax effective policies for Fund shareholders who pay United States income taxes. The Fund seems to have been quite tax effective in the fiscal year ended October 31, 1999.

At October 31, 1999, the audited net asset value, as adjusted for the 42.4(cent) distribution made in November 1999, attributable to the 38,490,806 TAVF common shares was $34.40 per share. This compares with an adjusted, unaudited net asset value of $33.36 per share at July 31, 1999 and an adjusted, audited net asset value of $29.34 per share at October 31, 1998. At December 13, 1999, the unaudited net asset value was $33.71 per share.

The Fund's net asset value per share appreciated by 16.9% during the fiscal year, probably comparing favorably with most relevant benchmarks. TAVF's performance, though, lagged considerably behind the performance of those groups most popular in the general market; to wit, the common stocks of large well-known companies - the "Nifty Fifty," or as one of the TAVF directors pointed out, the "Nifty Ten" - and the common stocks of highly speculative issues in industries generally regarded as growth industries which raised funds in relatively recent Initial Public Offerings ("IPOs"); to wit, internet issuers and companies generally identified as internet related.

QUARTERLY ACTIVITY
The dominant activity during the last quarter continued to be the sales of portfolio securities to meet redemptions, and to realize capital losses in order to minimize income tax bills for Fund shareholders. The common capitalization of TAVF, as measured by shares outstanding, shrunk by 4.6% during the three-month interim.

The Fund acquired four new common stock positions during the quarter of which one, HomeFed Corporation, was a spin-off from Leucadia National Corporation. Five positions were increased and twelve positions were either eliminated or reduced. With the exception of Hologic, Inc. Common Stock and Sbarro, Inc. Common Stock, none of the other securities would have been sold were it not advisable to do so in order to raise cash to meet redemptions and to take tax losses. Hologic Common was sold because I suspect a permanent impairment of capital may be taking place. Sbarro went private; the Fund had an arbitrage position in Sbarro Common, which worked out quite well.


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
PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED
100,000 shares                      Covance Inc. Common Stock ("Covance Common")

473,489 shares                      HomeFed Corp. Common Stock ("HomeFed Common")

55,000 shares                       Parexel International Corp. Common Stock ("PAREXEL Common")

73,000 shares                       Pharmaceutical Product Development, Inc. Common Stock
                                    ("PPD Common")

                                    INCREASES IN EXISTING POSITIONS
$25,400,000                         Hechinger Co. Senior Notes ("Hechinger Senior Notes")

$5,015,000                          Innovative Clinical Solutions, Ltd.
                                    6.75% Subordinated Debentures due 6/15/03
                                    ("ICSL Subordinates")

$190,000                            Insurance Partners II Equity Fund, LP
                                    ("Insurance Partners LP Interests")

70,000 shares                       First American Financial Corp. Common Stock ("FAF Common")

100,000 shares                      LaSalle Re Holdings, Ltd. Common Stock
                                    ("LaSalle Common")

                                    REDUCTIONS IN EXISTING POSITIONS
$58,427,908                         Montgomery Ward Unsecured Obligations
                                    ("Montgomery Ward Debt")

45,000 shares                       Cummins Engine Co., Inc. Common Stock
                                    ("Cummins Common")

500,000 shares                      FSI International, Inc. Common Stock ("FSI Common")

165,000 shares                      Planar Systems, Inc. Common Stock ("Planar Common")

125,000 shares                      Protocol Systems, Inc. Common Stock ("Protocol Common")

500,300 shares                      Silicon Valley Group, Inc. Common Stock ("Silicon Valley Common")

                                    POSITIONS ELIMINATED
773,000 shares                      Hologic, Inc. Common Stock ("Hologic Common")



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
PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    POSITIONS ELIMINATED (CONTINUED)
376,800 shares                      Leucadia National Corp. Common Stock
                                    ("Leucadia Common")

197,200 shares                      Sbarro, Inc. Common Stock ("Sbarro Common")

1,425,100 shares                    SpeedFam-IPEC, Inc. Common Stock ("SpeedFam Common")

612,000 shares                      Texas Micro, Inc. Common Stock ("Texas Micro Common")

5,242,000 shares                    The Nissan Fire and Marine Insurance Co., Ltd. Common Stock
                                    ("Nissan Common")

ICSL, a clinical research organization ("CRO") company specializing in site management, seems to be a reasonably promising venture capital-like situation which, more likely than not, will remain satisfactorily financed until the ICSL Subordinates mature in June 2003. ICSL, however, will have a much tougher time developing into a profitable business if it does not recapitalize by exchanging ICSL Subordinates for ICSL Common Stock. ICSL, however, probably cannot undertake any meaningful recapitalization without the cooperation of TAVF. TAVF owns about 50% of the ICSL Subordinates at a cost basis where the yield to maturity is around 30%. The Fund has had several conversations with ICSL management about recapitalization but nothing has developed. As part of its ICSL due diligence, TAVF management examined closely the large, publicly traded, CROs. These issuers are, by and large, very well financed, and growing extremely rapidly. The common stocks of these issuers are in the midst of an extreme bear market. The common stocks of leading companies are currently selling at prices close to tangible book value, and probably less than ten times earnings for the forthcoming twelve months. As a consequence, Third Avenue established toehold positions in Covance Common, Parexel Common and PPD Common, each a leading CRO company.

The Fund also took advantage of ultra-depressed market conditions to increase its positions in Hechinger Senior Notes, as well as FAF Common and LaSalle Common. It is hard to recall a time when common stock prices were as depressed as they are today for certain specialized property and casualty insurers such as FAF and LaSalle. TAVF's interest in Insurance Partners LP Interests was increased pursuant to a call by the General Partner.

DOW 36,000
During the quarter, a new book, DOW 36,000, gained considerable popularity and notoriety. The basic thesis expounded in the book seems to be genuinely stupid. However, the historic statistics contained in the book about buy-and-hold strategies seem quite informative and quite relevant to the Third Avenue investment style.

The gravamen of DOW 36,000 is that there ought not to be any risk premium built into prices for equities. The right price for common stocks ought to be at a level where the total return number approximates the total return number on performing loans which do not have credit risk. As the authors state, "Market analysts and media pundits have also

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persistently  warned that stocks are extremely risky. About this they are wrong, too. Over the long term, stocks in the aggregate are less risky than Treasury bonds or even bank certificates of deposit."

The authors have no conception of what risk is, and what risk is not. As I've stated in previous letters, an intelligent investor cannot use the word risk without putting an adjective in front of it; e.g., market risk, investment risk, credit risk, inflation risk, currency risk, failure to match maturities risk, etc. All the authors can really say is that in a very special, and probably rare, case, the total return from common stock investing has exceeded the total return from investing in credit instruments without credit risk. This special case occurs where the investor, whether individual or institutional, has a long-term buy and hold mentality; has paid cash for the investment and has eschewed borrowing; has no plans whatsoever to sell, or otherwise liquidate individual securities at any future time; and has as a sole objective total return with no need or desire for periodic cash returns, from the receipt of dividends or interest.

The real world is quite different from the authors' special case: Common stocks obviously carry far more market risk and investment risk than bonds where they are in the capitalization of an individual issuer; common stocks suffer from juniority.

Common stocks obviously carry far more market risk than bonds insofar as the investor would be affected by near-term, intermediate-term and long-term fluctuations in security prices. Price movements for common stocks are far more volatile than price movements for performing loans. To use academic language, common stocks have a much higher BETA than performing loans.

Common stocks carry far more risks of periodic non-payment of cash than bonds insofar as the investor has as a goal, the realization, in whole or in part, of periodic cash income from an investment portfolio. Bond interest is a contractually guaranteed series of payments by an issuer to a holder. Common stock dividends are frequently a sometime thing.

Insofar as a portfolio is financed by borrowings, a bond portfolio has certain advantages over a common stock portfolio. First, because the stream of cash income is more assured, bondholders are in a better position to service the cost of borrowings than are common stockholders. Second, lenders are willing to lend more against the collateral of a bond portfolio than against the collateral of a common stock portfolio. One consequence of this superior borrowing ability is the Returns on Equity ("ROE") to holders of bond portfolios can be, and often are, materially greater than the ROEs achievable by holders of common stock portfolios. Finally, prudence and regulation dictate that where obligations have to be met at certain times by cash payments -- say for insurance companies, banks, certain pension plans, or individuals living off the income from investments -- the portfolios had better be invested all, or mostly all, in credit obligations.

When securities get markedly overpriced compared with underlying business values, say Dow 36,000, there tends to be tremendous amounts of new capital raised. New capital invested in an industry almost always means that there will be a marked increase in investment risk due to the specter of increased competition and reduced ROEs for companies engaged in all sorts of operations. Put simply, at Dow 36,000, companies seem bound to become less profitable operations than if there had not been available new equity financing at super prices. The principal asset of a public com-

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pany might well be an ability  for a time to raise new  capital on a basis that, for the company, is super-attractive. When and if the super attractive access to equity markets dries up for companies, it might be disastrous for common shareholders who bought into those equity markets at Dow 15,000, Dow 20,000, not to mention Dow 36,000.

Nonetheless, DOW 36,000 makes a pretty strong historical case for buy-and-hold investing in common stocks. In this sense, DOW 36,000 makes a good case for Index Funds and also for the TAVF style of buy-and-hold investing. From a long-term point of view, though, TAVF differs from Index Funds in two important respects:

1)  The  Fund  tries  to  restrict   common  stock  investing  to  companies  of
unquestioned staying power. The issuers are well financed and/or seem to have strong franchises.

2) The Fund tries to buy in at bargain prices, paying a substantial discount from what analysis shows the business would be worth were it a private company or a take-over candidate.

WALL STREET'S FLIGHT TO GARBAGE
I woke up a few weeks ago to a dramatic realization that watershed changes had taken place between 1993 and 1999 in the way most of Wall Street operates. I was having dinner with a friend who is a stock promoter-venture capitalist. He had consulted me in 1993 about taking public a start-up venture, marketing products which, among other things, involved cancer tests; the business had no operating profits and almost no revenues. In choosing a managing underwriter then to raise perhaps $8 million, my friend asked me about choosing between DH Blair and Oscar Gruss, two so-called "shlock" underwriters. The start-up company had little hope of moving up the underwriting scale in 1993 to, say, Alex Brown or Hambrecht & Quist; the company was too speculative. My friend said at dinner "I'm currently involved with a promising venture, a company involved with fuel cells and the internet. What about a managing underwriter now?" I told him that today you take these start-ups to "bulge bracket" underwriters such as Goldman Sachs, Morgan Stanley or Merrill Lynch. Furthermore, the funds to be raised in the IPO amount to $100 million or $200 million, not $8 million. Boy have times changed!

This flight to garbage, where Goldman Sachs has now usurped the role DH Blair used to play, seems to have many implications. It has become respectable today to market new issues of common stocks at fantastic prices where the companies have no prospects of generating profits from operations for the foreseeable future.

While I think the probabilities are overwhelming that holders of common stocks in these speculative issues are likely to lose all, or most, of the moneys they have invested (if for no other reason than most business plans have to fail because regardless of the amount of growth in internet demand, this growth in demand is being dwarfed by the growth in the supply of new competitors), the substitution of bulge bracket underwriters for shlock underwriters has fostered a number of changes:

1) These speculative issuers now get a degree of respectability throughout the country that they never had before.

2) These speculative issuers emerge from the underwriting process far sounder financially than was formerly the case. This is measured, in part, by the difference between raising $8 million and raising $100 million.

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3) For most issuers to succeed,  they are going to have to continue to raise new capital in future years. This capital raising merry-go-round is more likely to continue to exist where the investment banker is a bulge bracket underwriter than ever was the case with shlock underwriters.

Despite the super-performance of garbage issues in recent years, TAVF will continue to refuse to invest in such issues at the same prices that the public is paying. The Fund does invest in venture capital-like growth companies provided TAVF is able to get into real business situations at prices equal to no more than a first stage venture capitalist would pay. This is certainly what TAVF has tried to do in investing in semi-conductor equipment common stocks, which at October 31, 1999 accounted for 31% of the Fund's portfolio. This is what the Fund is doing now in establishing toehold positions in the common stocks of quality CRO companies. TAVF is not going to pay IPO prices for garbage; Third Avenue certainly has no interest in paying after market (i.e., after the IPO) prices either. The elementary truth about TAVF, though, is that performance records notwithstanding, the guts of the Fund's investment style will continue to be to buy and hold the securities of well-financed, responsibly managed issuers.

I will write you again when the report for the period to end January 31, 2000 is published. Best wishes for a Happy and Prosperous New Year.

Sincerely yours,

/s/Martin J. Whitman

Martin J. Whitman
Chairman of the Board

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1999

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT ($)   ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.10%
Oil Services        1,200,634     Cimarron Petroleum Corp. (c) (d)                $   1,219,860       0.09%
                                                                                  -------------
Retail                284,760     Lechmere, Inc. Trade Claim (a) (c)                     47,839
                      150,959     Montgomery Ward Trade Claim (a) (c)                    41,212
                                                                                  -------------
                                                                                         89,051       0.01%
                                                                                  -------------
                                  TOTAL BANK AND OTHER DEBT
                                  (Cost $1,281,174)                                   1,308,911
                                                                                  -------------
---------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.83%
Pharmaceutical     49,155,000     Innovative Clinical Solutions, Ltd. 6.75%,
                                  due 6/15/03                                        24,577,500       1.83%
                                                                                  -------------
Services
                                  TOTAL CONVERTIBLE BONDS
                                  (Cost $23,375,951)                                 24,577,500
                                                                                  -------------
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.83%
Bermuda Based
  Financial         7,500,000     CGA Special Account Trust (b) (c)                  7,500,000        0.56%
                                                                                  -------------
Institutions
Industrial          8,500,000     Hechinger Co. 9.45%, due 11/15/12 *                   935,000
                   24,900,000     Hechinger Co. 6.95%, due 10/15/03 *                 2,739,000
                                                                                  -------------
                                                                                      3,674,000       0.27%
                                                                                  -------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $11,089,035)                                 11,174,000
                                                                                  -------------
                        SHARES
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 91.44%
Annuities & Mutual
  Fund                163,300     John Nuveen & Co., Inc. Class A                     5,837,975
Management & Sales    518,600     Liberty Financial Companies, Inc.                  12,478,812
                                                                                  -------------
                                                                                     18,316,787       1.37%
                                                                                  -------------
Apparel Manufacturers 150,000     Kleinerts, Inc. (a) (c)                             1,800,000       0.13%
                                                                                  -------------
Bermuda Based       3,341,703     CGA Group, Ltd. (a) (b) (c)                                 0
Financial
  Institutions         91,999     Cobalt Holdings, LLC (c)                                  920
                      118,449     ESG Re, Ltd. (a) (c)                                  917,980
                      210,917     LaSalle Re Holdings, Ltd.                           2,728,739
                    1,064,516     St. George Holdings, Ltd. Class A (a) (b) (c)         106,451



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1999

                                                                                        VALUE        % OF
                       SHARES     ISSUES                                              (NOTE 1)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Bermuda Based
  Financial
  Institutions          9,044     St. George Holdings, Ltd. Class B (a) (b) (c)           $ 905
  (continued)                                                                     -------------
                                                                                      3,754,995       0.28%
                                                                                  -------------

Building Products     123,900     Cummins Engine Co., Inc.                            6,280,181
& Related             125,400     Tecumseh Products Co. Class A (b)                   6,011,362
                      417,300     Tecumseh Products Co. Class B (b)                  18,361,200
                                                                                  -------------

                                                                                     30,652,743       2.29%
                                                                                  -------------

Business Development   72,445     Capital Southwest Corp.                             4,826,648       0.36%
                                                                                  -------------
Companies
Computerized Trading  223,600     Investment Technology Group, Inc.                   5,897,450       0.44%
                                                                                  -------------

Computers,  Networks  100,000     3Com Corp. (a)                                      2,900,000       0.22%
                                                                                  -------------
& Software
Depository
  Institutions         53,000     Astoria Financial Corp.                             1,908,000
                      218,500     Carver Bancorp, Inc. (b)                            1,556,813
                       39,500     CNY Financial Corp.                                   612,250
                       61,543     Commercial Federal Corp.                            1,207,781
                      197,307     Golden State Bancorp., Inc. (a)                     4,118,784
                       53,480     Golden State Bancorp., Inc. Warrants,
                                  9/17/00 (a)                                           558,197
                      197,307     Golden State Bancorp, Inc. Litigation Tracking
                                  Warrants (a)197,307
                       60,000     Letchworth Independent Bancshares Corp.             1,177,500
                       69,566     Peoples Heritage Financial Group, Inc.              1,321,754
                                                                                  -------------

                                                                                     12,658,386       0.94%
                                                                                  -------------
Financial Insurance   200,000     Ambac Financial Group, Inc.                        11,950,000
                      133,900     Capital Re Corp.                                    1,891,338
                      608,500     Enhance Financial Services Group, Inc.             11,105,125
                    1,000,000     Financial Security Assurance Holdings, Ltd.        56,375,000
                      394,673     MBIA Inc.                                          22,521,028
                                                                                  -------------

                                                                                    103,842,491       7.75%
                                                                                  -------------
Food Manufacturers    328,000     J & J Snack Foods Corp. (a)                         6,314,000
& Purveyors           109,100     Weis Markets, Inc.                                  3,620,756
                                                                                  -------------

                                                                                      9,934,756       0.74%
                                                                                  -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999



                                                                                      VALUE        % OF
                       SHARES     ISSUES                                             (NOTE 1)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Industrial Equipment  215,100     Alamo Group, Inc.                                 $ 1,774,575       0.13%
                                                                                  -------------

Industrial - Japan  2,200,000     Toyoda Automatic Loom Works, Ltd.                  42,831,112       3.20%
                                                                                  -------------

Insurance Holding     200,678     ACMAT Corp. Class A (a) (b)                         1,856,272
Companies             803,669     Danielson Holding Corp. (a) (b) (c)                 4,520,638
                      432,300     Risk Capital Holdings, Inc. (a)                     5,646,919
                        5,490     Sen-Tech International Holdings, Inc. (a) (c)       3,294,000
                       50,000     White Mountains Insurance Group Inc.                6,325,000
                                                                                  -------------

                                                                                     21,642,829       1.61%
                                                                                  -------------

Manufactured Housing   89,000     Liberty Homes, Inc. Class A                           611,875
                       40,000     Liberty Homes, Inc. Class B                           315,000
                                                                                  -------------

                                                                                        926,875       0.07%
                                                                                  -------------

Medical Supplies      145,500     Analogic Corp.                                      3,819,375
& Services            342,300     Datascope Corp. (a)                                12,322,800
                      554,950     Prime Medical Services, Inc. (a)                    5,480,131
                      788,900     Protocol Systems, Inc. (a) (b)                      5,620,913
                       90,750     St. Jude Medical, Inc. (a)                          2,484,281
                                                                                  -------------
                                                                                     29,727,500       2.22%
                                                                                  -------------

Natural Resources & 1,160,000     Alexander & Baldwin, Inc.                          27,840,000
Real Estate           179,600     Catellus Development Corp. (a)                      2,110,300
                       31,000     Consolidated-Tomoka Land Co.                          383,625
                      550,000     Forest City Enterprises, Inc. Class A              13,750,000
                        7,500     Forest City Enterprises, Inc. Class B                 206,250
                      473,489     HomeFed Corp. (a)                                     414,303
                      955,000     Imperial Credit Commercial Mortgage
                                    Investment Corp.                                 10,385,625
                    1,180,336     Koger Equity, Inc.                                 18,295,208
                       14,600     LNR Property Corp.                                    282,875
                          846     Public Storage, Inc.                                   20,410
                      238,200     St. Joe Co.                                         5,687,025
                    3,045,508     Tejon Ranch Co. (b) (c)                            81,848,027
                                                                                  -------------
                                                                                    161,223,648      12.03%
                                                                                  -------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999


                                                                                     VALUE         % OF
                       SHARES     ISSUES                                            (NOTE 1)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Non-Life Insurance-Japan
                    7,319,000     Mitsui Marine & Fire Insurance Co., Ltd.         $ 48,503,203
                    6,056,000     The Chiyoda Fire & Marine Insurance Co., Ltd.      22,941,594
                    3,246,000     The Sumitomo Marine & Fire Insurance Co., Ltd. (a) 25,060,228
                    1,020,800     The Tokio Marine & Fire Insurance Co., Ltd.,
                                    Sponsored ADR                                    66,352,000
                    3,000,000     The Yasuda Fire & Marine Insurance Co., Ltd.       20,312,650
                                                                                  -------------
                                                                                    183,169,675      13.67%
                                                                                  -------------

Oil Services          500,000     Nabors Industries, Inc. (a)                        11,343,750       0.85%
                                                                                  -------------

Paper & Related   126,605,679     Repap Enterprises Inc. (a) (b)                      7,089,918       0.53%
Products
Pharmaceutical
  Services            100,000     Covance Inc. (a)                                      968,750
                       55,000     PAREXEL International Corp. (a)                       525,938
                       73,000     Pharmaceutical Product Development, Inc. (a)          734,563
                                                                                  -------------

                                                                                      2,229,251       0.17%
                                                                                  -------------
Security Brokers,     223,600     Jefferies Group, Inc.                               4,765,475
Dealers &             893,332     Legg Mason, Inc.                                   32,494,951
Flotation Companies 1,086,250     Raymond James Financial, Inc.                      21,996,562
                                                                                  -------------

                                                                                     59,256,988       4.42%
                                                                                  -------------
Semiconductor         400,000     Applied Materials, Inc. (a)                        35,925,000
Equipment
  Manufacturers     1,748,000     AVX Corp.                                          69,920,000
  and Related       1,004,500     C.P. Clare Corp. (a) (b)                            5,336,406
                    1,600,300     Electro Scientific Industries, Inc. (a) (b)        86,416,200
                    1,882,500     Electroglas, Inc. (a) (b)                          51,945,234
                    2,320,900     FSI International, Inc. (a) (b)                    18,567,200
                      631,700     GaSonics International Corp. (a)                   10,580,975
                      369,200     KLA-Tencor Corp. (a)                               29,236,025
                      376,400     Lam Research Corp. (a)                             31,782,275
                      300,000     Photronics, Inc. (a)                                6,281,250
                    3,734,500     Silicon Valley Group, Inc. (a) (b)                 46,681,250
                      663,200     Veeco Instruments, Inc. (a)                        22,507,350
                                                                                  -------------
                                                                                    415,179,165      30.98%
                                                                                  -------------


THE  ACCOMPANYING  NOTES  ARE AN  INTEGRAL  PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                                                                                     VALUE            % OF
                       SHARES     ISSUES                                           (NOTE 1)         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND
  WARRANTS (CONTINUED)
Small-Cap Technology  108,750     AFC Cable Systems, Inc. (a)                       $ 4,091,719
                      230,000     Evans & Sutherland Computer Corp. (a)               2,745,625
                      424,000     Hypercom Corp. (a)                                  3,392,000
                      154,800     Integrated Systems, Inc. (a)                        2,602,575
                      247,200     Planar Systems, Inc. (a)                            1,313,250
                      306,900     Vertex Communications Corp. (a) (b)                 4,776,131
                                                                                  -------------
                                                                                     18,921,300       1.41%
                                                                                  -------------

Title Insurance     3,145,000     First American Financial Corp.                     46,585,313
                    1,951,400     Stewart Information Services Corp. (b)             29,027,075
                                                                                  -------------
                                                                                     75,612,388       5.64%
                                                                                  -------------
                                  TOTAL COMMON STOCKS AND WARRANTS
                                  (Cost $793,468,709)                             1,225,513,230
                                                                                  -------------

---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.65%
Bermuda Based         601,554     CGA Group, Ltd., Series A (b) (c)                  15,038,851
Financial Institutions6,045,667   CGA Group, Ltd., Series C (b) (c)                   7,039,176
                                                                                  -------------
                                                                                     22,078,027       1.65%
                                                                                  -------------

Insurance Companies     4,775     Ecclesiastical Insurance, 8.625%                        9,377       0.00%
                                                                                  -------------
                                  TOTAL PREFERRED STOCK
                                  (Cost $19,864,204)                                 22,087,404
                                                                                  -------------
                     SHARES OR
                     INVESTMENT
                     AMOUNT
---------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.52%
Bermuda Based      $2,215,000     ESG Partners, LP (c)                                  871,735       0.07%
                                                                                  -------------
Financial Institutions
Financial Insurance$15,000,000    American Capital Access Holdings, LLC (c)          15,000,000
                     $760,000     Insurance Partners II Equity Fund, LP (c)             760,000
                                                                                  -------------
                                                                                     15,760,000       1.18%
                                                                                  -------------
Insurance Holding  $3,667,341     Head Insurance Investors LP (c)                     3,667,341
Companies                 100     HIPI Holdings, Inc. (c)                                     0
                                                                                  -------------
                                                                                      3,667,341       0.27%
                                                                                  -------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999


                                                                                     VALUE         % OF
                     SHARES       ISSUES                                            (NOTE 1)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS (CONTINUED)
                                  TOTAL LIMITED PARTNERSHIPS
                                  (Cost $22,965,789)                               $ 20,299,076
                                                                                  -------------
                     NOTIONAL
                     PRINCIPAL
---------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - (0.01%)
Foreign Currency
  Swap            $90,000,000     Bear Stearns Currency Swap,
  Contracts                       Termination Date 4/22/00 (c) (e)                     (546,632)
                  $50,000,000     Bear Stearns Currency Swap,
                                  Termination Date10/27/00(c) (f)                       393,237
                                                                                  -------------
                                                                                       (153,395)     -0.01%
Foreign Option    $15,000,000     Japanese Yen January 2000 Put Options (c) (g)           4,313       0.00%
                                                                                  -------------
Contracts                         TOTAL OTHER INVESTMENTS
                                  (Cost $399,000)                                      (149,082)
                                                                                  -------------
                     PRINCIPAL
                     AMOUNT
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.51%
Repurchase
  Agreements      $32,503,407     Bear Stearns 5.23% due date
                                    November 1, 1999 (h)                             32,503,407       2.42%
                                                                                  -------------
U.S. Treasury Bills $1,193,000    U.S. Treasury Bill 4.39%, 11/12/99 (i)              1,191,438       0.09%
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $33,694,845)                                 33,694,845
                                                                                  -------------
                                  TOTAL INVESTMENT PORTFOLIO - 99.87%
                                  (Cost $906,138,707)                             1,338,505,884
                                                                                  -------------
                                  OTHER ASSETS
                                  LESS LIABILITIES - 0.13%                            1,765,989
                                                                                  -------------
                                  NET ASSETS - 100.00%
                                  (Applicable to 38,490,806
                                  shares outstanding)                            $1,340,271,873
                                                                                 ==============

Notes:
 (a) Non-income producing securities.
 (b) Affiliated issuers-as defined under the Investment Company Act of 1940. (c) Restricted/fair valued securities. (d) Interest accrued at a current rate of prime + 2%.
 (e) The Fund is selling 9.5 billion Yen and paying an interest rate of 0.22% in exchange for 90 million U.S. Dollars and an interest rate of 5.18%.
 (f) The Fund is selling 5.2 billion Yen and paying an interest rate of 0.22% in exchange for 50 million U.S. Dollars and an interest rate of 6.29%.
 (g) 15 million U.S. Dollar notional amount may be exercised on January 10, 2000 to sell 1.9 billion Japanese Yen at a strike price of 125.00.


THE  ACCOMPANYING  NOTES  ARE AN  INTEGRAL  PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999


 (h) Repurchase agreement collateralized by:
   U.S. Treasury Strips, par value $18,240,000, 6.19%, matures 08/15/05:
          market value $12,796,454
   U.S. Treasury Strips, par value $14,000,000, 6.35%, matures  11/15/08:
          market value $7,914,340.
   U.S. Treasury Strips, par value $29,450,000, 6.47%, matures 02/15/22:
          market value $6,957,562.
   U.S. Treasury Strips, par value $29,655,000, 6.29%, matures 11/15/26:
          market value $5,486,175.
 (i) Security segregated for future Fund commitments. * Issuer in default.
     ADR:  American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $590,274,522)                                     $  939,205,862
  Affiliated issuers (identified cost of $315,864,185)                                          399,300,022
                                                                                               ------------
     Total investments (identified cost of $906,138,707)                                      1,338,505,884
Receivable for securities sold                                                                    1,099,893
Receivable for fund shares sold                                                                   2,224,258
Dividends and interest receivable                                                                 5,388,370
Other assets                                                                                         48,795
                                                                                               ------------
     Total assets                                                                             1,347,267,200
                                                                                               ------------
LIABILITIES:
Payable for securities purchased                                                                    706,836
Payable for fund shares redeemed                                                                  4,872,684
Payable to investment adviser                                                                       977,984
Accounts payable and accrued expenses                                                               372,868
Payable for service fees (Note 3)                                                                    64,955
Commitments (Note 6)                                                                                     --
                                                                                               ------------
     Total liabilities                                                                            6,995,327
                                                                                               ------------
     Net assets                                                                              $1,340,271,873
                                                                                             ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
  38,490,806 shares outstanding                                                               $ 878,105,923
Accumulated undistributed net investment income                                                     308,571
Accumulated undistributed net realized gains from
  investment transactions                                                                        29,490,388
Net unrealized appreciation of investments and translation of foreign currency
  denominated assets and liabilities                                                              432,366,991
                                                                                               ------------
     Net assets applicable to capital shares outstanding                                     $1,340,271,873
                                                                                               ============
Net asset value, offering and redemption price per share                                             $34.82
                                                                                                     ======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
    Interest-unaffiliated issuers                                                              $ 10,153,104
    Interest-affiliated issuers                                                                     356,199
    Dividends-unaffiliated issuers (net of foreign withholding tax of $270,582)                  18,274,460
    Dividends-affiliated issuers                                                                  4,850,956
    Other income                                                                                    107,655
                                                                                               ------------
          Total Investment Income                                                                33,742,374
                                                                                               ------------
EXPENSES:
    Investment advisory fees (Note 3)                                                            12,805,667
    Transfer agent fees                                                                             882,804
     Service fees (Note 3)                                                                          713,283
     Reports to shareholders                                                                        317,137
     Administration fees (Note 3)                                                                   245,965
     Custodian fees                                                                                 126,607
     Accounting services                                                                            117,044
     Miscellaneous expenses                                                                          93,126
     Insurance expenses                                                                              81,872
     Auditing and tax consulting fees                                                                65,757
     Directors' fees and expenses                                                                    61,478
     Legal fees                                                                                      59,129
     Registration fees                                                                               51,843
                                                                                               ------------
          Total operating expenses                                                               15,621,712
                                                                                               ------------
          Net investment income                                                                  18,120,662
                                                                                               ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments-unaffiliated issuers                                       73,612,251
    Net realized losses on investments-affiliated issuers                                       (25,736,873)
    Net realized losses on foreign currency transactions                                        (21,743,326)
    Net change in unrealized appreciation on investments                                        174,211,595
    Net change in unrealized depreciation on foreign currency swaps and option contracts           (204,327)
    Net change in unrealized depreciation on translation of other assets and liabilities
       denominated in foreign currency                                                              (19,024)
                                                                                               ------------
          Net realized and unrealized gains on investments                                      200,120,296
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $218,240,958
                                                                                               ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE            FOR THE
                                                                                YEAR               YEAR
                                                                                ENDED              ENDED
                                                                              10/31/99           10/31/98
                                                                             -----------        -----------
OPERATIONS:
     Net investment income                                                $   18,120,662     $   25,313,637
     Net realized gains (losses) on investments-unaffiliated issuers         73,612,251        (38,668,472)
     Net realized gains (losses) on investments-affiliated issuers           (25,736,873)        20,587,312
     Net realized gains (losses) on foreign currency transactions            (21,743,326)         2,393,487
     Net change in unrealized appreciation (depreciation) on investments     174,211,595        (81,803,887)
     Net change in unrealized depreciation on foreign currency swaps and option contracts (204,327) (343,755)
     Net change in unrealized depreciation on translation of other
     assets and liabilities denominated in foreign currency                     (19,024)        (2,686,163)
                                                                          --------------     --------------
     Net increase (decrease) in net assets resulting from operations         218,240,958        (75,207,841)
                                                                          --------------     --------------
DISTRIBUTIONS:
    Dividends to shareholders from net investment income                     (19,923,268)       (21,900,312)
     Distributions to shareholders from net realized gains on investments             --         (8,575,897)
                                                                          --------------     --------------
                                                                             (19,923,268)       (30,476,209)
                                                                          --------------     --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                             237,803,848        626,685,681
    Net asset value of shares issued in reinvestment of
      dividends and distributions                                             18,679,630         27,594,318
    Cost of shares redeemed                                                 (655,240,361)      (654,125,198)
                                                                          --------------     ---------------
    Net increase (decrease) in net assets resulting from capital
      share transactions                                                    (398,756,883)           154,801
                                                                          --------------     --------------
    Net decrease in net assets                                              (200,439,193)      (105,529,249)
    Net assets at beginning of period                                      1,540,711,066      1,646,240,315
                                                                          --------------     --------------
    Net assets at end of period
      (including undistributed net investment income of
      $308,571 and $17,623,734, respectively)                             $1,340,271,873     $1,540,711,066
                                                                          ==============     ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                YEARS ENDED OCTOBER 31,
                                               1999          1998           1997           1996          1995
                                              ------        ------         ------         ------        ------
Net Asset Value, Beginning of Period          $30.16        $31.94         $24.26         $21.53        $18.01
                                              ------        ------         ------         ------        ------
Income (loss) from Investment Operations:
     Net investment income                       .47           .48            .48            .53           .38
     Net gain (loss) on securities (both
     realized and unrealized)                   4.59         (1.69)          7.92           2.76          3.53
                                              ------        ------         ------         ------        ------
     Total from Investment Operations           5.06         (1.21)          8.40           3.29          3.91
                                              ------        ------         ------         ------        ------
Less Distributions:
     Dividends from net investment income       (.40)         (.41)          (.57)          (.41)         (.25)
     Distributions from realized gains            --          (.16)          (.15)          (.15)         (.14)
                                              ------        ------         ------         ------        ------
     Total Distributions                        (.40)         (.57)          (.72)          (.56)         (.39)
                                              ------        ------         ------         ------        ------
Net Asset Value, End of Period                $34.82        $30.16         $31.94         $24.26        $21.53
                                              ======        ======         ======         ======        ======
Total Return                                   16.89%        (3.86%)        35.31%         15.55%        22.31%
Ratios/Supplemental Data:
     Net Assets, End of period
          (in thousands)                   $1,340,272    $1,540,711     $1,646,240       $566,847      $312,722
     Ratio of Expenses to Average Net Assets     1.10%         1.08%          1.13%          1.21%         1.25%
     Ratio of Net Income to Average Net Assets   1.27%         1.44%          2.10%          2.67%         2.24%
     Portfolio Turnover Rate                        5%           24%            10%            14%           15%



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]



                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     THIRD AVENUE VALUE FUND AND THE STANDARD & POOR'S 500 INDEX (S&P 500)


                           Average Annual Total Return

 1 Year      2 Year      3 Year     4 Year      5 Year      6 Year      7 Year     8 Year      9 Year
 16.89%       6.01%      14.99%     15.12%      16.52%      14.07%      17.14%     15.75%      19.06%


                                    [CHART]

  As with all mutual funds, past performance does not indicate future results.

                                     [LOGO]


                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At October 31, 1999, the end of our fiscal year, the audited net asset value attributable to the 10,761,465 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $11.33 per share, compared with the Fund's unaudited net asset value of $11.64 per share at July 31, 1999. At December 13, 1999, the unaudited net asset value was $12.21.

QUARTERLY ACTIVITY
During the quarter, Small-Cap Value established no new positions, added to six of its 36 existing positions, and reduced or eliminated its holdings in seven companies. At October 31, 1999, Small-Cap Value held positions in 34 companies, the top 10 positions of which accounted for approximately 45% of the Fund's net assets.

During the past year, the Fund's shares outstanding - one of management's measures of fund growth - shrunk by 18%. Most of the shrinkage occurred during the October quarter. With one exception, the sales of portfolio positions during the quarter stemmed from the Fund's desire to maintain reasonable cash levels in the face of modest redemptions, and to minimize adverse tax consequences for Fund shareholders.


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

4,400                               Alamo Group, Inc. Common Stock ("Alamo Common")

20,800                              Act Networks, Inc. Common Stock ("ACT Common")

10,900                              Evans & Sutherland Computer Corp. Common Stock ("E&S Common")

28,300                              First American Financial Corp. Common Stock ("First American Common")

19,500                              LaSalle Re Holdings, Ltd. Common Stock ("LaSalle Common")

5,498                               MBIA Inc. Common Stock ("MBIA Common")

                                    DECREASES IN EXISTING POSITIONS

78,500                              Avatar Holdings, Inc. Common Stock ("Avatar Common")

65,200                              Silicon Valley Group, Inc. Common Stock ("SVG Common")

110,200                             SpeedFam-IPEC, Inc. Common Stock ("SpeedFam Common")

                                    POSITIONS ELIMINATED

135,800                             Capital Re Corp. Common Stock ("Capital Re Common")

68,000                              Hologic, Inc. Common Stock ("Hologic Common")

                                     [LOGO]


NUMBER OF SHARES                    POSITIONS ELIMINATED (CONTINUED)
101,500                             Rofin-Sinar Technologies, Inc. Common Stock ("Rofin-Sinar Common")

108,400                             Xircom, Inc. Common Stock ("Xircom Common")

Our semi-annual report of April, 1999, the date that coincided with the Fund's second anniversary, addressed some of the issues contributing to the Fund's lagging performance. In this letter, I try to expand a bit on April's report, offering a few examples of why we continue to like those holdings that have probably contributed the most to that performance.

Small-Cap Value Fund owns large positions in real estate and insurance company common stocks - in aggregate, about 46% of Fund assets - both of which came under increasingly negative pressure during much of 1999, and which remain rather unpopular today. One of those insurance company common stocks, MBIA Common, is one of the Fund's largest holdings, and is down nearly 30% from its May 1999 high. Perceptions (or misperceptions) about higher interest rates, a slowdown in municipal and asset-backed securities issuance in the latter half of this year, and abnormal reserving activity evidently convinced many short-term oriented investors that the business was permanently damaged. At current levels, I think MBIA Common sells near those depressed levels recorded during the Orange County Bankruptcy in 1994 and Philadelphia's financing crisis in 1990.

MBIA is the largest company within the financial guarantee industry, a business characterized by high barriers to entry, reasonably high quality and predictable earnings, attractive returns on equity and solid growth prospects. As importantly, the industry is populated by conservative management teams and rational competitors. It's a company that has compounded shareholder value - as measured by adjusted book value, a decent proxy for economic value - by 14% to 15% annually for the last 10 years. We continue to believe that MBIA's "problems" are ephemeral in nature and do not represent any form of permanent setback. We bought what we could during the year's downdrafts and view the current pessimism as a good opportunity to add to our holdings.

Most of our real estate holdings continue to build business value, reflecting positive occupancy and lease trends and exciting pipeline activity. The stock prices of our holdings, however, make it clear that the investing public at large couldn't care less about owning real estate securities.

With a few bright exceptions, the Fund's significant positions in small technology companies also lagged. In certain cases, these companies remain in transition stages that have taken longer than anticipated to realize. Some of these issues appear to be strengthening as I write this letter.

Finally, Small-Cap Value's largest position by cost, Nissan Fire and Marine Common Stock, has similarly weighed negatively on the Fund's performance. This position alone accounts for an unrealized loss of approximately $0.25 to $0.30 per Fund share, not at all immaterial in the scheme of things. Nevertheless, we can remain optimistic holding one of the best reserved and cheapest of the Japanese P&C companies. Nissan has recently begun buying back modest amounts of its common stock, an almost unheard of activity for the Japanese as recently as one year ago. It is also worth noting that the Japanese insurance industry has recently experienced a strengthening consolidation theme. Axa and Aetna, eager to further penetrate the second largest insurance market in the world, both recently announced deals in

                                     [LOGO]


Japan, while some of Nissan's competitors announced a three-way partnership. Is Nissan neglected, misunderstood or ignored? Perhaps. In trouble? Hardly. Are these developments positive from a shareholder perspective? Absolutely.

We remain confident in our existing portfolio holdings and are adding to those positions as cash flows allow. We have let go of holdings with deteriorating business fundamentals, and continue to hold the bar high with respect to any new portfolio additions. Looking forward, Small-Cap Value retains two important positive characteristics: 1) a low price-to-value ratio, as measured by the market value of the Fund's holdings relative to company business values; and 2) an attractive tax attribute in the form of an unrealized loss, available to improve future after-tax returns.

I look forward to writing you again when we publish our First Quarter Report dated January 31, 2000. All the best for the Holidays and the New Year.

Sincerely,

/s/

Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                                                                                           VALUE      % OF
                       SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 95.06%
Bermuda Based
Financial
Institutions          119,000     LaSalle Re Holdings, Ltd.                          $ 1,539,563        1.26%
                                                                                     -----------
Construction-Japan    431,900     Sawako Corp., Sponsored ADR                          2,267,475        1.86%
                                                                                     -----------
Financial Insurance    60,300     Financial Security Assurance Holdings Ltd.           3,399,413
                      118,822     MBIA Inc.                                            6,780,280
                                                                                     -----------
                                                                                       10,179,693       8.35%
                                                                                     -----------
Industrial Equipment  291,000     Alamo Group, Inc.                                    2,400,750
                      161,600     Gleason Corp. (b)                                    2,807,800
                                                                                     -----------
                                                                                       5,208,550        4.27%
                                                                                     -----------
Life Insurance        179,000     FBL Financial Group, Inc. Class A                    3,277,938        2.69%
                                                                                     -----------
Manufactured Housing  184,300     Skyline Corp.                                        4,584,463        3.76%
                                                                                     -----------
Media                 139,700     ValueVision International, Inc. Class A (a)          4,566,444        3.75%
                                                                                     -----------
Medical Supplies      278,000     Protocol Systems, Inc. (a)                           1,980,750        1.62%
& Services                                                                           -----------

Natural Resources &   187,500     Alexander & Baldwin, Inc.                            4,500,000
Real Estate           241,400     Alico, Inc.                                          3,711,525
                      160,000     Avatar Holdings, Inc. (a) (b)                        3,000,000
                      126,900     Cabot Industrial Trust                               2,538,000
                      234,300     Deltic Timber Corp. (b)                              5,257,106
                      206,000     Koger Equity, Inc.                                   3,193,000
                      200,000     Tejon Ranch Co. (d)                                  5,375,000
                    1,104,700     The TimberWest Forest Corp. (Canada)                 7,432,232
                                                                                     -----------
                                                                                      35,006,863      28.72%
                                                                                     -----------
Non-Life            2,425,000     The Nissan Fire & Marine
Insurance-Japan                   Insurance Co., Ltd.                                  8,372,494       6.87%
                                                                                     -----------
Paper & Related    13,000,000     Repap Enterprises Inc. (a)                             728,000       0.60%
Products                                                                             -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                                                                                           VALUE      % OF
                       SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Retail                426,100     HomeBase, Inc. (a) (b)                            $ 1,624,506
                      261,700     Value City Department Stores, Inc. (a)              4,023,637
                                                                                    ------------
                                                                                      5,648,143       4.63%
                                                                                    ------------
Semiconductor         520,000     C.P. Clare Corp. (a) (c)                            2,762,500
Equipment Manufacturers154,500    Electroglas, Inc. (a)                               4,263,234
and Related           417,400     FSI International, Inc. (a)                         3,339,200
                       99,000     Silicon Valley Group, Inc. (a)                      1,237,500
                      199,000     SpeedFam-IPEC, Inc. (a)                             2,201,438
                                                                                    ------------
                                                                                     13,803,872      11.32%
                                                                                    ------------
Technology            295,800     ACT Networks, Inc. (a)                              1,922,700
                       25,000     Bel Fuse, Inc. Class A (a)                            995,313
                       40,700     Bel Fuse, Inc. Class B (a)                          1,409,237
                      326,900     Centigram Communications Corp. (a) (c)              3,105,550
                      198,300     Evans & Sutherland Computer Corp. (a)               2,367,206
                      370,300     Planar Systems, Inc. (a)                            1,967,219
                      490,600     SpecTran Corp. (a) (c)                              4,354,075
                                                                                    ------------
                                                                                     16,121,300      13.23%
                                                                                    ------------
Title Insurance       174,800     First American Financial Corp.                      2,589,225       2.13%
                                                                                    ------------
                                  TOTAL COMMON STOCKS
                                  (Cost $127,446,482)                               115,874,773
                                                                                    ------------
                     NOTIONAL
                     PRINCIPAL
---------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.00%
Foreign Option
  Contracts        $6,500,000     Japanese Yen February 2000 Put Options (d) (e)     1,950 0.00%
                                                                                     -----------
                                  TOTAL OTHER INVESTMENTS
                                  (Cost $217,750)                                         1,950
                                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT       ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.88%
Repurchase Agreements$3,504,588   Bear Stearns 5.23%, due date November 1, 1999 (f)    3,504,588      2.88%
                                                                                     -----------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $3,504,588)                                    3,504,588
                                                                                     -----------
                                  TOTAL INVESTMENT PORTFOLIO - 97.94%
                                  (Cost $131,168,820)                                119,381,311
                                                                                     -----------
                                  OTHER ASSETS
                                  LESS LIABILITIES - 2.06%                             2,513,700
                                                                                     -----------
                                  NET ASSETS - 100.00%                              $121,895,011
                                                                                     ===========
                                  (Applicable to 10,761,465
                                  shares outstanding)

 Notes:
 (a) Non-income producing securities.
 (b) Securities in whole or in part on loan.
 (c) Affiliated  issuers-as  defined  under the  Investment  Company Act of 1940
     (ownership of 5% or more of the outstanding voting securities of these issuers).
 (d) Restricted/fair valued securities.
 (e) 6.5 million U.S. Dollar notional amount may be exercised on February 23, 2000 to sell 854.8 million Japanese Yen at a strike price of 131.50.
 (f) Repurchase agreement collateralized by:
     U.S. Treasury Strips, par value $19,325,000, 6.29%, matures 11/15/26: market value $3,575,125.
 ADR: American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               AT OCTOBER 31, 1999


ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $115,204,792)        $ 109,159,186
  Affiliated issuers (identified cost of $15,964,028)              10,222,125
                                                                  -----------
      Total investments (identified cost of $131,168,820)         119,381,311
Receivable for securities sold                                      1,372,048
Receivable for fund shares sold                                     1,253,805
Dividends and interest receivable                                     387,847
Collateral on loaned securities (Note 1)                            4,003,400
Deferred organizational costs (Note 1)                                 26,230
Other assets                                                            4,380
                                                                  -----------
      Total assets                                                126,429,021
                                                                  -----------
LIABILITIES:
Payable for fund shares redeemed                                      345,738
Payable to investment adviser                                          90,914
Accounts payable and accrued expenses                                  86,578
Payable for service fees (Note 3)                                       7,380
Collateral on loaned securities (Note 1)                            4,003,400
                                                                  -----------
      Total liabilities                                             4,534,010
                                                                  -----------
      Net assets                                                 $121,895,011
                                                                  ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
  10,761,465 shares outstanding                                  $133,093,708
Accumulated undistributed net investment income                       748,060
Accumulated undistributed net realized losses from
  investment transactions                                           (158,404)
Net unrealized depreciation of investments and translation
  of foreign currency denominated assets and liabilities         (11,788,353)
                                                                  -----------
     Net assets applicable to capital shares outstanding        $ 121,895,011
                                                                  ===========
Net asset value, offering and redemption price per share               $11.33
                                                                        =====


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999


INVESTMENT INCOME:
  Interest                                                          $  635,678
  Dividends (net of foreign withholding tax of $145,812)             2,135,164
  Other Income                                                           1,726
                                                                    ----------
      Total investment income                                        2,772,568
                                                                    ----------
EXPENSES:
  Investment advisory fees (Note 3)                                  1,247,500
  Transfer agent fees                                                  112,456
  Service fees (Note 3)                                                 72,420
  Administration fees (Note 3)                                          62,018
  Directors' fees and expenses                                          52,973
  Accounting services                                                   46,924
  Reports to shareholders                                               43,253
  Auditing and tax consulting fees                                      36,707
  Custodian fees                                                        27,581
  Registration fees                                                     24,012
  Legal fees                                                            15,320
  Amortization of organizational expenses (Note 1)                      10,877
  Miscellaneous expenses                                                10,299
  Insurance expenses                                                     7,291
                                                                    ----------
          Total operating expenses                                   1,769,631
                                                                    ----------
          Net investment income                                      1,002,937
                                                                    ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments - unaffiliated issuers             841,964
  Net realized losses on foreign currency transactions               (151,197)
  Net change in unrealized appreciation on investments               7,651,526
  Net change in unrealized depreciation on foreign
    currency option contracts                                        (289,800)
  Net change in unrealized appreciation on translation of other
   assets and liabilities denominated in foreign currency                2,959
                                                                    ----------
          Net realized and unrealized gains on investments           8,055,452
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $9,058,389
                                                                    ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE            FOR THE
                                                                                YEAR               YEAR
                                                                                ENDED              ENDED
                                                                              10/31/99            10/31/98
                                                                             -----------        -----------
OPERATIONS:
  Net investment income                                                      $ 1,002,937          $ 996,458
  Net realized gains (losses) on investments                                     841,964           (642,191)
  Net realized losses on foreign currency transactions                          (151,197)            (5,424)
  Net change in unrealized appreciation (depreciation) on investments          7,651,526        (22,461,400)
  Net change in unrealized depreciation on foreign
  currency option contracts                                                     (289,800)                --
  Net change in unrealized appreciation on translation of other
  assets and liabilities denominated in foreign currency                          2,959              70,197
                                                                            ------------       ------------
  Net increase (decrease) in net assets resulting from operations              9,058,389        (22,042,360)
                                                                            ------------       ------------
DISTRIBUTIONS:
  Dividends to shareholders from net investment income                        (1,130,515)          (565,144)
                                                                            ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                54,380,491         130,078,067
  Net asset value of shares issued in reinvestment of
  dividends and distributions                                                  1,086,390             547,053
  Cost of shares redeemed                                                    (81,056,965)       (75,716,241)
                                                                            ------------      -------------
  Net increase (decrease) in net assets resulting from capital
  share transactions                                                         (25,590,084)        54,908,879
                                                                            ------------      -------------
  Net increase (decrease) in net assets                                      (17,662,210)        32,301,375
  Net assets at beginning of period                                          139,557,221        107,255,846
                                                                            ------------      -------------
  Net assets at end of period
    (including undistributed net investment income of
    $748,060 and $828,935, respectively)                                    $121,895,011       $139,557,221
                                                                            ============      =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                           FOR THE            FOR THE            FOR THE
                                                             YEAR               YEAR              PERIOD
                                                             ENDED              ENDED              ENDED
                                                           10/31/99           10/31/98          10/31/1997*
                                                          -----------        -----------        -----------
Net Asset Value, Beginning of Period                        $10.66             $12.37             $10.00
                                                             -----              -----              -----
Income (loss) from Investment Operations:
Net investment income                                           .09               .08                .05
Net gain (loss) on securities (both realized
and unrealized)                                                 .67             (1.73)              2.32
                                                              -----             -----              -----
Total from Investment Operations                                .76             (1.65)              2.37
                                                              -----             -----              -----
Less Distributions:
     Dividends from net investment income                      (.09)             (.06)               .00
                                                              -----             ------             -----
Net Asset Value, End of Period                               $11.33             $10.66            $12.37
                                                             ======             ======            ======
Total Return                                                   7.12%            (13.36%)          23.70%1
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)                   $121,895           $139,557           $107,256
Ratio of Expenses to Average Net Assets                        1.28%              1.28%             1.65%2
Ratio of Net Income to Average Net Assets                      0.72%              0.72%             1.44%2
Portfolio Turnover Rate                                          10%                 6%                7%1

 1 Not Annualized
 2 Annualized
 * The Fund commenced investment operations April 1, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX


                           Average Annual Total Return

                                                Since Inception
                   1 Year         2 Year           (4/1/97)
                    7.12%         -3.67%             5.49%


As with all mutual funds, past performance does not indicate future results.

                                     [LOGO]


                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

I am pleased to provide you with Third Avenue Real Estate Value Fund's (the "Fund") report for the fiscal year ended October 31, 1999 (the Fund's first full fiscal year of operation since its inception on September 17, 1998). At October 31, 1999, the audited net asset value attributable to the 749,696 shares outstanding was $11.09 per share. This compared with the Fund's unaudited net asset value of $11.74 per share at July 31, 1999 and an audited net asset value, adjusted for subsequent distributions to shareholders, of $10.18 per share at October 31, 1998. At December 13, 1999, the unaudited net asset value was $10.79 per share.

QUARTERLY ACTIVITY
During the fourth quarter of fiscal 1999, the Fund took advantage of the weak market for most real estate securities and increased its positions in the common stocks of 14 companies. The Fund eliminated its position in Chastain Capital Corp. after the company announced that its board had approved a plan to liquidate the company. When the Fund acquired its position in Chastain, we expected the company to either be acquired or liquidated. We decided to sell our position (at a substantial gain) when the stock price reached a level that equaled our estimate of liquidation value. At October 31, 1999, the Fund held positions in 20 companies, and was approximately 92% invested. The Fund's top 10 positions accounted for approximately 61% of the Fund's net assets.

NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS
3,500                               Aegis Realty, Inc. ("Aegis Common")

18,400                              AMRESCO Capital Trust, Inc. ("Amresco Common")

2,500                               Anthracite Capital, Inc. ("Anthracite Common")

26,400                              Catellus Development Corp. ("Catellus Common")

3,700                               Commercial Assets, Inc. ("Commercial Common")

7,500                               First American Financial Corp. ("First American Common")

12,600                              Forest City Enterprises, Inc. Class A ("Forest City Common")

5,000                               Imperial Credit Commercial Mortgage Investment Corp. ("Imperial Common")

10,000                              St. Joe Co. ("St. Joe Common")

5,000                               Koger Equity, Inc. ("Koger Common")

3,000                               LNR Property Corp. ("LNR Common")

5,200                               Prime Group Realty Trust ("Prime Common")


                                     [LOGO]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)
10,400                              United Investors Realty Trust ("United Common")

12,600                              Wellsford Real Properties, Inc. ("Wellsford Common")

                                    POSITION ELIMINATED

31,000                              Chastain Capital Corp. ("Chastain Common")


FIRST YEAR RESULTS
Real estate securities, in general, have been out of favor with investors for the last two years. The following table illustrates the returns on real estate securities since the inception of the Fund (9/17/98) and for the one year and two year periods ended October 31, 1999, as evidenced by three total-return indexes (assumes dividends are reinvested).

                                                         SINCE
                                                        9/17/98           1 YEAR          2 YEARS
                                                        -------           ------          ------

Bloomberg Real Estate Operating Company Index            +4.3%             -0.4%           -19.1%

Morgan Stanley REIT Index                                -1.0%             -6.3%           -19.0%

Wilshire Real Estate Securities Index                    +0.6%             -4.8%           -18.4%

THIRD AVENUE REAL ESTATE VALUE FUND                     +11.9%             +8.9%              N/A

By observing the poor returns generated by real estate stocks, it would be natural to draw the conclusion that real estate fundamentals have weakened or, at least, that the poor stock performance is a harbinger to weaker fundamentals (e.g., higher vacancies, declining rents, etc.). However, in most areas across the country, property fundamentals are strong as evidenced by increasing occupancy levels, stable or increasing rents, decent demand for space, and little evidence of speculative construction or overbuilding. The disconnect between real estate fundamentals and real estate stock performance has been a popular topic of discussion among real estate executives, analysts and investors. We believe there are two primary factors that lead to the current situation:

1. REAL ESTATE COMMON STOCKS, ESPECIALLY REAL ESTATE INVESTMENT TRUST (REIT) COMMON STOCKS, WERE SIGNIFICANTLY OVERPRICED. Two years ago, REIT common stocks were priced at 25% to 30% premiums over net asset value (NAV). Such prices were supported by the argument that REIT common stocks should trade like growth stocks - at multiples of projected earnings (REIT multiples were applied to "funds from operations") without regard to the value of the REITs' assets. This argument held up as long as REITs continued to have access to inexpensive equity capital and REIT stock analysts continued to project double digit growth in cash flow. However, access to capital and significant cash flow growth had become mutually dependent. It was inconceivable to us that this illogical formula could work indefinitely because it gave little consideration to the value of real estate assets. To wit: if XYZ REIT purchased an office building in an arms-length transaction for $10 million, the market

                                     [LOGO]


   would immediately value that office building at $12.5 million because XYZ's common stock was trading at a 25% premium to NAV. With very few exceptions, we don't believe that real estate common stocks should trade at a premium to NAV. Most REITs have not demonstrated that they can add significant value to properties or create economies of scale such that a premium price for their common stock is warranted. Many REITs do have experienced managements that are capable of creating and adding value - but that's what managements get paid to do. The common stock prices of the companies they manage, more often than not, probably will reflect increases in the value of real estate as it is achieved, not before.

2. SUPPLY OF REAL ESTATE COMMON STOCKS EXCEEDS DEMAND. From 1994 through 1997, the real estate markets were in a general state of recovery from the recession of the early 1990s. The recovery spawned scores of new REITs and growth of existing REITs as equity capital flowed freely into the sector from growth investors - not your typical REIT investor. Beginning in late 1997, it appeared that the real estate industry was fully recovered and that it would be difficult to maintain such dramatic growth. Additionally, economists were talking about a possible recession. The prospect that the growth cycle was coming to an end was enough to prompt growth investors to shift their focus elsewhere. During the last two years, approximately $75 billion of market capitalization has left the real estate sector. Purchasing real estate common stocks today is characterized by the "offer" side of the market being much more active than the "bid" side. As a result, real estate stock valuations have dropped dramatically to where, on average, they are now trading below NAV.

The Fund has taken advantage of bargain prices available during the last year. We have concentrated our bargain hunting on common stocks of real estate operating companies and small REITs. The vast majority of REITs are not on our radar screen because they appear to have limited upside. Even though most REIT common stocks trade at discounts to NAV, it may be unlikely these REITs will have access to inexpensive equity capital anytime soon. Without fresh capital, growth will be restricted. We would rather own common stock in real estate operating companies that have the proven ability to grow and create wealth without raising new equity - like Forest City, Avatar, St. Joe and LNR. The growth prospects and potential for capital appreciation for these companies seems much more promising than is the case for capital-starved REITs.

REVIEW OF TOP HOLDINGS

The following summary of the Fund's top five holdings (about 37% of the Fund's net assets) gives a good cross section of the Fund's investments and a fair representation of our investment style. It is no coincidence that four of the Fund's top five holdings are common stocks of C-corporations - not REITs. We believe that the best way to achieve the Fund's objective of long-term capital appreciation is by investing in well-financed companies that are able to reinvest their earnings. Real estate is a very capital-intensive business, and access to inexpensive capital is crucial for real estate companies to grow. The least expensive form of equity capital is retained earnings. REITs are required to pay dividends to shareholders of at least 95% of their taxable income, leaving most REITs with little cash remaining to reinvest in new assets. Additionally, the market for REIT equity offerings has essentially been shut down for the last two years. This combination has left previously growth-oriented REITs in a difficult position with limited growth potential. The common stocks of real estate operating companies in which the Fund has invested pay very little or no dividends. With strong balance sheets and no need to raise equity capital, these companies should generate significant growth that will

                                     [LOGO]


outpace REITs over the next few years and in the long run. The common stocks of REITs in which the Fund has invested were all purchased at significant discounts to NAV, pay inordinately high dividends, and represent opportunities to take advantage of the likely consolidation of REITs or other resource conversions such as liquidations, management buyouts, etc.
Imperial Common (see below) is a good example of our strategy involving the purchase of REIT common stocks.

IMPERIAL COMMON (9.4%) - Imperial is a REIT that invests primarily in performing small-balance multifamily and commercial mortgage loans. We started buying Imperial Common in October 1998 because it was extremely cheap relative to our estimate of liquidation value, the company's assets were conservatively financed, the company generated stable cash flow and it was paying an extraordinarily high (and sustainable) dividend. Our investment in Imperial Common was a good example of taking advantage of a misunderstood security. During the fall of 1998, spreads on mortgage-backed and other debt securities widened to historic levels, resulting in substantial unrealized losses due to mark-to-market valuation adjustments. Many REITs with highly-leveraged portfolios of mortgage-backed securities were forced to liquidate holdings to meet margin calls, and their unrealized losses quickly became realized losses. Since Imperial had substantially less leverage than most mortgage REITs and its portfolio was not significantly affected by mark-to-market adjustments, the company was not subject to margin calls. However, the price of Imperial Common fell dramatically along with most mortgage REITs as investors exited the sector. We believed investor fear was unfounded because the losses suffered by mortgage REITs were the result of mark-to-market adjustments, or "perceived" reductions in value, and not deterioration of credit quality. In fact, commercial mortgage-backed securities and their underlying mortgages have continued to perform extremely well. The Fund's average cost for Imperial Common is approximately $9.49 per share. Imperial has entered into a merger agreement with Imperial Credit Industries (a 10% shareholder and the manager of Imperial) and we expect to be cashed out of our Imperial Common investment in early 2000 for approximately $11.57 per share, after receiving a dividend return, based on the Fund's average cost, of approximately 11% per annum.

FOREST CITY COMMON (9.2%) - Forest City is a real estate development and operating company that develops, owns, operates and manages commercial and multifamily properties across the United States. Forest City has over $3.6 billion of assets (at cost) which includes 14 regional malls, 27 specialty retail centers, 24 office buildings, 9 hotels and 114 apartment communities. The company has an additional 21 projects under construction (total cost $1.1 billion) and 32 projects under development (estimated cost $2.4 billion). Forest City develops properties with the intention of holding them as long-term investments. Its unique capital strategy incorporates the use of non-recourse mortgage financing. 87% of the company's total debt is non-recourse, of which nearly all is fixed-rate (or hedged) at an average rate of 7.04%. The combination of operating cash flow plus proceeds from refinancing properties with non-recourse mortgage debt gives Forest City an advantage over REITs that are heavily reliant upon access to inexpensive equity capital in order to sustain growth. Since Forest City is not a REIT, it is not required to pay dividends and nearly all of the company's cash flow is available to be reinvested in new assets. Forest City has a 20 year record of consistent cash flow growth and its common stock is priced at less than a 6 multiple of cash flow and about a 40% discount to NAV. As Forest City continues to reinvest its cash flow in well-planned developments, we expect that cash flow and NAV will continue grow.

                                     [LOGO]


AVATAR COMMON (6.3%) - Avatar is a real estate development company that owns in excess of 50,000 acres of land primarily in Florida and Arizona. Approximately 20,000 acres in Avatar's primary development communities (three in Florida and one in Arizona) are developed, partially developed or developable. Nearly all of this acreage has been platted and/or zoned and either complies with or is exempt from expensive and time consuming DRI (development of regional impact) processes. Avatar has owned most of its land for over 30 years at a very low cost basis. About three years ago, the company brought in new management to design and implement a comprehensive business plan to develop its core land holdings and divest non-core assets. The new business plan focuses on developing and managing active adult communities and developing upscale and semi-custom homes and communities. Avatar's first active adult community, which will ultimately include 6,500 homes, is currently under construction on 3,300 acres located 10 miles south of Disney World. The grand opening should take place during 2000. Based on the strong Florida demographics for this product type, the location, and the company's low-cost land base (a competitive advantage), we expect that the project will be very profitable and a successful springboard for Avatar's future active adult communities. During 1999, Avatar's homebuilding division began generating substantial pre-tax profits and its backlog (units sold but not closed) at the end of the third calendar quarter exceeded total sales for the prior 12 months. Earlier this year, Avatar sold its Florida water and wastewater utilities assets for $208.6 million cash, resulting in an after-tax gain of $90.4 million and net cash proceeds of $164 million. Additionally, Avatar sold non-core real estate assets in Cape Coral, Florida which generated net cash proceeds of $37.6 million. These two sales of non-core assets strengthened Avatar's already healthy balance sheet. Currently, Avatar has over $160 million in cash with total debt of only $115 million. Avatar Common trades at a 20% discount to tangible book value, which is substantially below our estimate of NAV. With its strong balance sheet and significant development projects underway, Avatar is in the process of unlocking its embedded land value and becoming a significant homebuilder in its markets.

ST. JOE COMMON (6.2%) - St. Joe is a diversified company engaged in the real estate, forestry, transportation and sugar industries. The company is the largest single private landowner in Florida, with more than 1 million acres. The company's new management team, with years of development expertise, is capitalizing on St. Joe's extensive land holdings and transforming the company into a real estate operating company. This transformation includes the elimination of St. Joe's non-strategic assets in transportation, forestry and sugar. The company recently sold its sugar business and farming rights for $152.5 million cash (recording a gain of $43 million) and has announced that it intends to sell approximately 800,000 acres of timberlands. St. Joe owns 54% of Florida East Coast Industries, a publicly-traded company that owns a railroad in Florida and, through its wholly-owned subsidiary, Gran Central Corporation, owns a portfolio of 62 office buildings and about 18,000 acres of commercial land. St. Joe has recently announced that it intends to complete a tax-free spin-off of its Florida East Coast common shares to St. Joe shareholders. St. Joe is focusing its attention on its core businesses, including community residential real estate, residential real estate services, and commercial real estate and services. St. Joe's core assets include extensive beach-front property, with over 40 miles of coastline on the Gulf of Mexico on the Florida panhandle, on which the company is developing large-scale, mixed-use communities. Several communities are beginning to generate substantial sales and profits, positioning St. Joe to expand its development activities. St. Joe's strong financial position, with over $200 million in cash and marketable securities and debt of only $35 million, gives the company a stable foundation from which it should be able to create new value and realize the hidden value of its land holdings that have been owned for over 60 years. As St. Joe implements its business

                                     [LOGO]


plan of selling non-strategic assets and developing its strategic assets, thereby creating a predictable stream of recurring earnings, we expect the substantial discount that St. Joe Common trades from our estimate of NAV should dissipate.

LNR COMMON (5.6%) - LNR is an opportunistic real estate investment and finance company that is involved in (1) acquiring, developing, managing and repositioning commercial and multifamily properties and loans, (2) acquiring and managing portfolios of distressed real estate assets, (3) investing in unrated and non-investment grade rated commercial mortgage backed securities (CMBS) in which the company has the right to be special servicer (i.e., conduct collection and recovery activities upon default of underlying mortgage loans), and (4) making high yielding real estate loans and equity investments. Real estate property activities represent approximately 45% of LNR's operating earnings. LNR's real estate assets consist of approximately 6.2 million square feet of office, retail industrial and warehouse space, 1.6 million square feet of ground leases, 1,300 hotel rooms, and 10,800 apartments, either complete or under development. The company's stabilized operating properties currently generate an annual yield of approximately 15% on cost, clearly illustrating the substantial unrealized appreciation in these assets. Investments in CMBS generate approximately 43% of LNR's operating earnings. LNR has investments in CMBS with total face amount of approximately $1.2 billion that are carried at a net book value of $509 million. The CMBS portfolio generates an annual cash yield of approximately 17% on book value, including a 29% yield on the unrated CMBS. LNR's expertise at managing these complex financial assets is evidenced by the fact that the company is the special servicer for 55 CMBS transactions with an original face amount of almost $42 billion. LNR Common currently trades at less than a 6 multiple of cash flow and below tangible book value of $19.28. Based on the substantial unrealized appreciation in LNR's real estate and CMBS assets, we estimate that NAV exceeds book value by about 60%.

 I look forward to writing to you again when we publish our quarterly report for the period ending January 31, 2000.


Sincerely,

/s/

Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund

                                     [LOGO]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1999

                                                                                           VALUE      % OF
                        SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 92.33%
Natural Resources       6,500     Deltic Timber Corp.                                 $ 145,844
                        4,000     The TimberWest Forest Corp. (Canada)                   26,911
                                                                                     ----------
                                                                                         172,755       2.08%
                                                                                     ----------

Real Estate Development28,000     Avatar Holdings, Inc. (a)                             525,000
                       33,400     Catellus Development Corp. (a)                        392,450
                        9,700     Consolidated-Tomoka Land Co.                          120,037
                       17,400     Echelon International Corp., Inc. (a)                 416,512
                       30,700     Forest City Enterprises, Inc. Class A                 767,500
                       24,000     LNR Property Corp.                                    465,000
                       21,500     St. Joe Co.                                           513,312
                       45,400     Wellsford Real Properties, Inc. (a)                   374,550
                                                                                     ----------
                                                                                       3,574,361      43.00%
                                                                                     ----------

Real Estate Holding
  Company              25,500     Security Capital Group, Inc. (a)                       350,625       4.22%
                                                                                     -----------

Real Estate
  Investment Trust     42,000     Aegis Realty, Inc.                                     367,500
                       26,500     AMRESCO Capital Trust Inc.                             231,875
                       55,000     Anthracite Capital, Inc.                               374,688
                       57,400     Commercial Assets, Inc.                                287,000
                       72,000     Imperial Credit Commercial Mortgage Investment Corp.   783,000
                       22,000     Koger Equity, Inc.                                     341,000
                       24,200     Prime Group Realty Trust                               347,875
                       55,000     United Investors Realty Trust                          385,000
                                                                                     -----------
                                                                                       3,117,938      37.51%
                                                                                     -----------

Title Insurance        31,000     First American Financial Corp.                         459,188       5.52%
                                                                                     -----------
                                  TOTAL COMMON STOCKS
                                  (Cost $7,669,979)                                    7,674,867
                                                                                     -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                     PRINCIPAL                                                             VALUE      % OF
                     AMOUNT       ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.13%

Repurchase Agreements $177,360    Bear Stearns 5.23%, due date November 1, 1999 (b)   $ 177,360       2.13%
                                                                                     -----------
                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $177,360)                                       177,360
                                                                                     -----------
                                  TOTAL INVESTMENT PORTFOLIO - 94.46%
                                  (Cost $7,847,339)                                   7,852,227
                                                                                     -----------
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 5.54%                              460,086
                                                                                     -----------
                                  NET ASSETS - 100.00%                               $8,312,313
                                                                                     ===========
                                  (Applicable to 749,696
                                  shares outstanding)
 Notes:
 (a) Non-income producing securities.
 (b) Repurchase agreement collateralized by:
       U.S. Treasury Strips, par value $980,000, 6.29%, matures 11/15/26:
       market value $181,300.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $7,847,339)               $7,852,227
Cash (Note 1)                                                           537,268
Receivable for fund shares sold                                          71,725
Dividends and interest receivable                                        35,129
Other assets                                                                145
                                                                    -----------
  Total assets                                                        8,496,494
                                                                    -----------

LIABILITIES:
Payable for securities purchased                                         56,103
Payable for fund shares redeemed                                         75,943
Payable to investment adviser                                             4,080
Accounts payable and accrued expenses                                    48,055
                                                                    -----------
  Total liabilities                                                     184,181
                                                                    -----------
  Net assets                                                         $8,312,313
                                                                    ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
  749,696 shares outstanding                                         $8,102,631
Accumulated undistributed net investment income                         150,484
Accumulated undistributed net realized gains from
  investment transactions                                                54,312
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities                  4,886
                                                                    -----------
  Net assets applicable to capital shares outstanding                $8,312,313
                                                                    ===========
Net asset value, offering and redemption price per share                 $11.09
                                                                        =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                              THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999



INVESTMENT INCOME:
  Interest                                                            $ 35,938
  Dividends (net of foreign withholding tax of $456)                   233,757
                                                                     ---------
     Total investment income                                           269,695
                                                                     ---------
EXPENSES:
  Investment advisory fees (Note 3)                                     47,874
  Administration fees (Note 3)                                          56,571
  Directors' fees and expenses                                          53,864
  Registration fees                                                     32,558
  Auditing and tax consulting fees                                      24,980
  Transfer agent fees                                                   24,253
  Accounting services                                                   24,003
  Custodian fees                                                         9,875
  Reports to shareholders                                                6,083
  Legal fees                                                             5,428
  Miscellaneous expenses                                                   793
  Amortization of Insurance expense                                        165
                                                                     ---------
     Total operating expenses                                          286,447
                                                                     ---------
Expenses waived and reimbursed (Note 3)                               (186,812)
                                                                     ---------
     Net expenses                                                       99,635
                                                                     ---------
     Net investment income                                             170,060
                                                                     ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investments                                     55,843
  Net realized gains on foreign currency transactions                      183
  Net change in unrealized depreciation on investments                 (14,517)
  Net change in unrealized appreciation on translation of other
  assets and liabilities denominated in foreign currency                    11
                                                                     ---------
     Net realized and unrealized gains on investments                   41,520
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $211,580
                                                                     =========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                              THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THEFOR THE
                                                                                   YEAR              PERIOD
                                                                                   ENDED              ENDED
                                                                                 10/31/99           10/31/98*
                                                                                 ---------          ---------
OPERATIONS:
  Net investment income                                                          $ 170,060            $ 1,679
  Net realized gains (losses) on investments                                        55,843             (1,531)
  Net realized gains on foreign currency transactions                                  183                 --
  Net change in unrealized appreciation (depreciation) on investments              (14,517)            19,406
  Net change in unrealized appreciation (depreciation) on translation
    of other assets and liabilities denominated in foreign currency                     11                (14)
                                                                                 ---------           --------
  Net increase in net assets resulting from operations                             211,580             19,540
                                                                                 ---------           --------
DISTRIBUTIONS:
  Dividends to shareholders from net investment income                             (26,438)                --
                                                                                 ---------           --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                                   8,594,336            693,412
  Net asset value of shares issued in reinvestment of
    dividends and distributions                                                     26,336                 --
  Cost of shares redeemed                                                       (1,206,453)                --
                                                                                 ---------           --------
  Net increase in net assets resulting from capital
    share transactions                                                           7,414,219            693,412
                                                                                 ---------           --------
  Net increase in net assets                                                     7,599,361            712,952
  Net assets at beginning of period                                                712,952                 --
                                                                                 ---------           --------
  Net assets at end of period
    (including undistributed net investment income of
    $150,484 and $6,679, respectively)                                          $8,312,313           $712,952
                                                                                ==========           ========
 * The Fund commenced investment operations September 17, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS


 SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS FOLLOWS:

                                                                                   FOR THE            FOR THE
                                                                                    YEAR              PERIOD
                                                                                    ENDED              ENDED
                                                                                  10/31/99           10/31/98*
                                                                                 ----------          ---------
Net Asset Value, Beginning of Period                                              $10.28             $10.00
                                                                                   -----              -----
Income from Investment Operations:
  Net investment income                                                              .20               .02
  Net gain on securities (both realized
  and unrealized)                                                                    .71               .26
                                                                                   -----              -----
  Total from Investment Operations                                                   .91               .28
                                                                                   -----              -----
Less Distributions:
  Dividends from net investment income                                              (.10)                 --
                                                                                   -----              -----
Net Asset Value, End of Period                                                    $11.09             $10.28
                                                                                   =====              =====
Total Return                                                                        8.86%              2.80%1

Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)                                        $8,312              $ 713
  Ratio of Expenses to Average Net Assets
  Before expense reimbursement                                                      5.38%             81.89%2
  After expense reimbursement                                                       1.87%              1.90%2
Ratio of Net Income (Loss) to Average Net Assets
  Before expense reimbursement                                                     (0.31%)           (77.33%)2
  After expense reimbursement                                                       3.20%              2.66%2
Portfolio Turnover Rate                                                              5%                 0%1

 1  Not Annualized
 2 Annualized. Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.
 *  The Fund commenced investment operations September 17, 1998.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     [LOGO]


                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD
AVENUE REAL   ESTATE VALUE FUND AND THE BLOOMBERG REIT SMALL CAP INDEX AND
       THE BLOOMBERG REAL ESTATE OPERATING COMPANY INDEX AND THE WILSHIRE
                          REAL ESTATE SECURITIES INDEX


                           Average Annual Total Return

                                    [CHART]

                                           Since Inception
                          1 Year              (9/17/98)
                           8.86%               10.56%


* The period beginning September 17, 1998 (THIRD AVENUE REAL ESTATE VALUE FUND'S commencement of operations.)

As with all mutual funds, past performance does not indicate future results.

                                     [LOGO]



                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, with the exception of Third Avenue High Yield Fund, the "Funds"). The information presented in these financial statements pertains to Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund. Third Avenue High Yield Fund is presented under a separate cover. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

Third Avenue High Yield Fund has entered into an Agreement and Plan of Reorganization with Pioneer High Yield Fund. Under this agreement, Third Avenue High Yield Fund will transfer all of its assets to Pioneer High Yield Fund in exchange for Class A shares of Pioneer High Yield Fund and Pioneer High Yield Fund will assume the liabilities of Third Avenue High Yield Fund. Class A shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of Third Avenue High Yield Fund shares will be distributed to Third Avenue High Yield Fund shareholders in exchange for their Third Avenue High
Yield Fund shares. The consummation of this transaction is subject to, among other things, approval by Third Avenue High Yield Fund's shareholders of the Agreement and Plan

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


of Reorganization. It is anticipated that a meeting of shareholders to approve the Agreement and Plan of Reorganization will be held in February, 2000.

ACCOUNTING POLICIES:
The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 1999, such securities had a total fair value of $143,525,856 or 10.71% of net assets of Third Avenue Value Fund and $5,376,950 or 4.41% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o INVESTMENTS: At the prevailing rates of exchange on the valuation date.
     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

FOREIGN CURRENCY SWAP CONTRACTS:
Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts. The statement of operations reflects net unrealized gains (losses) on these contracts.

FORWARD FOREIGN CURRENCY CONTRACTS:
Third Avenue Value Fund has engaged in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of contracts.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

FOREIGN CURRENCY OPTION CONTRACTS:
An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:
Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund loaned securities during the year to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended October 31, 1999, the following Funds had securities lending income included in interest income totaling:

            FUND
            -----
            Third Avenue Small-Cap Value Fund                  $16,518
            Third Avenue Real Estate Value Fund                     490

The value of loaned securities and related collateral outstanding at October 31, 1999, was as follows:

                                                    VALUE OF          VALUE OF
            FUND                                SECURITIES LOANED   COLLATERAL
            -----                                ---------------     ---------
            Third Avenue Small-Cap Value Fund       $3,881,217       $4,003,400

The collateral for the Third Avenue Small-Cap Value Fund consisted of cash which was invested in repurchase agreements with Bear Stearns due November 1, 1999, collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:
Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 1999, permanent differences were reclassified as shown below:

                                                                INCREASE (DECREASE) TO
                                    INCREASE (DECREASE) TO     ACCUMULATED UNDISTRIBUTED
                                            ACCUMULATED       NET REALIZED GAIN (LOSS) ON
                                         UNDISTRIBUTED NET      INVESTMENTS AND FOREIGN             DECREASE TO
                                         INVESTMENT INCOME             CURRENCY             ADDITIONAL PAID-IN-CAPITAL
                                        ------------------      -----------------------     --------------------------
Third Avenue Value Fund                    $(15,512,557)              $20,155,005                    $(4,642,448)
Third Avenue Small-Cap Value Fund                46,703                   (46,703)                             --
Third Avenue Real Estate Value Fund                 183                      (183)                             --

These  adjustments  are  primarily   attributable  to  differing  book  and  tax
treatments of foreign currency transactions.

FEDERAL INCOME TAXES:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:
The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.


2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940) for the year ended October 31, 1999 were as follows:
                                              PURCHASES               SALES
                                              --------                -----
THIRD AVENUE VALUE FUND:
  Affiliated                                 $28,521,260          $ 54,919,202
  Unaffiliated                                37,743,042           408,464,251
Third Avenue Small-Cap Value Fund:
  Unaffiliated                                12,795,566            25,718,319
Third Avenue Real Estate Value Fund:
  Unaffiliated                                 7,454,175               216,893

At October 31, 1999, cost and gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                                                                                          NET
                                                      GROSS             GROSS       APPRECIATION/
                                     COST         APPRECIATION      DEPRECIATION    (DEPRECIATION)
                                --------------   ---------------   ---------------  ---------------
Third Avenue Value Fund          $906,744,253      $504,115,193     $(72,353,562)     $431,761,631
Third Avenue Small-Cap
  Value Fund                      131,257,883        16,920,730      (28,797,302)      (11,876,572)
Third Avenue Real Estate
  Value Fund                        7,847,339           293,342         (288,454)            4,888

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT
Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of each Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the applicable Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 1999, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $143,485, $19,282 and $3,755, respectively, for reimbursement of expenses paid by such affiliates. Under current arrangements for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, the Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Prior to this date, the Adviser was obligated to reimburse Third Avenue Real Estate Value Fund per the agreement stated above for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the year ended October 31, 1999. The adviser waived fees of $47,874, and reimbursed $138,938 for Third Avenue Real Estate Value Fund, for the year ended October 31, 1999.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the year ended October

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


31, 1999, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

FUND                                                  TOTAL COMMISSIONS           M.J. WHITMAN, INC.
-----                                                 ----------------             ----------------
Third Avenue Value Fund                                   $1,071,112                     $672,971
Third Avenue Small-Cap Value Fund                             78,630                       61,498
Third Avenue Real Estate Value Fund                           28,707                       25,568

INVESTMENTS IN AFFILIATES:
A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 1999 is set forth below:

THIRD AVENUE VALUE FUND

                                                                                                                 DIVIDEND/INTEREST
                           SHARES/PRINCIPAL                                   SHARES/PRINCIPAL                          INCOME
                            HELD AT OCT. 31, SHARES/PRINCIPAL       SHARES     HELD AT OCT. 31,     VALUE AT         NOV. 1, 1998-
NAME OF ISSUER:                   1998          PURCHASED            SOLD           1999          OCT. 31, 1999     OCT. 31, 1999
-------------                -------------------------------------------------------------------------------------------------------
ACMAT Corp. Class A              200,678                --               --          200,678        $ 1,856,272               --
ADE Corp.                        728,900                --          728,900               --                  +               --
American Physicians
Service Group, Inc.            1,109,900                --       1,109,9001               --                  +               --
Avatar Holdings, Inc.            474,300                --          474,300               --                  +               --
Carver Bancorp, Inc.             218,500                --               --          218,500          1,556,813               --
CGA Group, Ltd.                  838,710         2,502,993               --        3,341,703                  0               --
CGA Group, Ltd., Series A        238,857          362,6972               --          601,554         15,038,851       $1,655,350
CGA Group, Ltd., Series B        171,429            28,571         200,0001               --                  +        2,089,624
CGA Group, Ltd., Series C             --         6,045,667               --        6,045,667          7,039,176               --
CGA Special Account Trust     $6,428,575        $1,071,425               --       $7,500,000          7,500,000          356,199
C.P. Clare Corp.               1,004,500                --               --        1,004,500          5,336,406               --
Danielson Holding Corp.          803,669                --               --          803,669          4,520,638               --
Electro Scientific
  Industries, Inc.             1,600,300                --               --        1,600,300         86,416,200               --
Electroglas, Inc.              1,846,200            36,300               --        1,882,500         51,945,234               --
First American Financial Corp. 3,000,000           145,000               --        3,145,000                  +               --
FSI International, Inc.        2,820,900                --          500,000        2,320,900         18,567,200               --
Interphase Corp.                 300,000                --          300,000               --                  +               --
Protocol Systems, Inc.           912,900             1,000          125,000          788,900          5,620,913               --
Repap Enterprises Inc.                --       126,605,679               --      126,605,679          7,089,918               --
Silicon Valley Group, Inc.     4,234,800                --          500,300        3,734,500         46,681,250               --
SpeedFam International, Inc.   1,605,000                --        1,605,000               --                  +               --
Stewart Information
  Services Corp.                 975,700          975,7003               --        1,951,400         29,027,075          302,467
St. George Holdings, Ltd.
  Class A                        912,442           152,074               --        1,064,516            106,451               --
St. George Holdings, Ltd.
  Class B                          7,549             1,495               --            9,044                905               --
Tecumseh Products Co. Class A    125,400                --               --          125,400          6,011,362          150,480
Tecumseh Products Co. Class B    417,300                --               --          417,300         18,361,200          500,760
Tejon Ranch Co.                3,045,508                --               --        3,045,508         81,848,027          152,275

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

Veeco Instruments, Inc.          663,200                --               --          663,200                  +               --
Vertex Communications Corp.      306,900                --               --          306,900          4,776,131               --
                                                                                                    -----------       ----------
            Total Affiliates                                                                       $399,300,022       $5,207,155
                                                                                                   ============       ==========

1  Sold due to merger
2  66,214 share increase due to pay-in-kind dividends
3  Increase due to a 2:1 stock split on 5/24/99
+  As of October 31, 1999, no longer an affiliate.

THIRD AVENUE SMALL-CAP VALUE FUND

                                                                                                                 DIVIDEND/INTEREST
                           SHARES/PRINCIPAL                                   SHARES/PRINCIPAL                          INCOME
                            HELD AT OCT. 31, SHARES/PRINCIPAL       SHARES     HELD AT OCT. 31,     VALUE AT         NOV. 1, 1998-
NAME OF ISSUER:                   1998          PURCHASED            SOLD           1999          OCT. 31, 1999     OCT. 31, 1999
-------------                -------------------------------------------------------------------------------------------------------
Centigram Communications Corp.   326,900             --               --          326,900        $ 3,105,550                 --
C.P. Clare Corp.                 520,000             --               --          520,000          2,762,500                 --
SpecTran Corp.                   490,600             --               --          490,600          4,354,075                 --
                                                                                                 -----------        -----------
            Total Affiliates                                                                     $10,222,125                 $0
                                                                                                 ===========        ===========



5. CAPITAL SHARE TRANSACTIONS
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in capital stock were as follows:

                                                  THIRD AVENUE                       THIRD AVENUE
                                                   VALUE FUND                    SMALL-CAP VALUE FUND
                                        --------------------------------- ----------------------------------
                                            FOR THE           FOR THE          FOR THE           FOR THE
                                          YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                       OCTOBER 31, 1999  OCTOBER 31, 1998 OCTOBER 31, 1999  OCTOBER 31, 1998
                                        ---------------   ---------------  ---------------   ---------------
Increase (decrease) in Fund shares:
Shares outstanding at beginning
  of period                                51,081,171        51,537,358       13,096,406         8,670,943
  Shares sold                               7,411,681        19,502,035        4,834,365        11,057,081
  Shares reinvested from dividends
    and distributions                         578,496           877,124           96,740            46,997
  Shares redeemed                         (20,580,542)      (20,835,346)      (7,266,046)       (6,678,615)
                                          -----------       -----------      -----------       -----------
Net increase (decrease) in Fund shares    (12,590,365)         (456,187)      (2,334,941)        4,425,463
                                          -----------       -----------      -----------      -----------
Shares outstanding at end of period        38,490,806        51,081,171       10,761,465        13,096,406
                                          ===========       ===========      ===========       ===========

                                     [LOGO]


                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


                                                  THIRD AVENUE
                                             REAL ESTATE VALUE FUND
                                        ---------------------------------
                                            FOR THE           FOR THE
                                          YEAR ENDED       PERIOD ENDED
                                       OCTOBER 31, 1999  OCTOBER 31, 1998
                                        ---------------   ---------------
Increase in FUnd shares:
Shares outstanding at beginning
  of period                                  69,355                --
  Shares sold                               791,345            69,355
  Shares reinvested from dividends
    and distributions                         2,473                --
  Shares redeemed                          (113,477)               --
                                           --------           -------
Net increase in Fund shares                 680,341            69,355
                                           --------           -------
Shares outstanding at end of period         749,696            69,355
                                           ========           =======


6. COMMITMENTS
Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $760,000 has been funded as of October 31, 1999. Securities valued at $1,191,438 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:
Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

                                     [LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


FOREIGN CURRENCY CONTRACTS:
The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:
Third Avenue Value Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
Third Avenue Value Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:
Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

8. CAPITAL LOSS CARRYFORWARDS
During the year ended October 31, 1999, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund utilized net capital loss carryforwards of $15,833,337, $523,582 and $1,531, respectively. At October 31, 1999, no further capital loss carryforwards were available for Third Avenue Value Fund and Third Avenue Real Estate Value Fund. Third Avenue Small-Cap Value Fund had $69,341 of capital loss


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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


carryforward remaining which may be used to offset future net capital gains, to the extent provided by regulations, through October 31, 2006.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to shareholders.




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                        REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (together the "Funds", three of the four series comprising Third Avenue Trust) at October 31, 1999 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers  LLP 1177
Avenue of the Americas
New York, New York 10036
December 17, 1999


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                               THIRD AVENUE TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)


The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 1999. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE FUND
Of the $0.402 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1999, the entire amount was derived from net investment income. 35.13% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND
Of the $0.088 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1999, the entire amount was derived from net investment income. 100% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND
Of the $0.097 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1999, the entire amount was derived from net investment income. 95.46% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.


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



                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023
                             Independent Accountants
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                     [LOGO]

                               Third Avenue Funds
                                767 Third Avenue
                             New York, NY 10017-2023
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                            www.thirdavenuefunds.com